UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 8, 2022

ION Geophysical Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation)	1-12691 (Commission file number)	22-2286646 (I.R.S. Employer Identification No.)

4203 Yoakum Blvd., Suite 100, Houston, Texas 77006-5455
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (281) 933-3339

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	IO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01         Entry into a Material Definitive Agreement.

As previously disclosed, on December 16, 2021, ION Geophysical Corporation (the “Company” or “ION”) elected to miss the December 15, 2021 due date to pay the outstanding principal and interest on its 9.125% Notes (the “2021 Notes”), and the interest payment on its 8.00% Senior Secured Second Priority Notes due in 2025 (the “2025 Notes”). Missing payment on the 2021 Notes did not result in any cross default on the Company’s outstanding indebtedness or its credit facility. Under the 2025 Notes, the Company had a 30-day grace period to cure missed interest payments.

On January 14, 2022, the Company and PNC Bank, National Association (“PNC”), entered into a Forbearance and Fifth Amendment to the Revolving Credit and Security Agreement dated August 22, 2014 (as amended, the “Credit Agreement”), pursuant to which PNC agreed (i) to waive, through and including February 15, 2022, a cross default that would have occurred under the Credit Agreement and (ii) to other changes to the terms of the Credit Agreement.  Also on that date, the Company entered into a Forbearance Agreement (the “2025 Notes Forbearance Agreement”) with holders of more than 79% of its 2025 Notes to forbear until February 15, 2022 from enforcing, or taking any action to direct the 2025 Notes indenture trustee to enforce, their rights and remedies arising as a result of the missed interest payment.

On February 15, 2022, the Company and PNC entered into a Second Forbearance and Sixth Amendment to the Credit Agreement, pursuant to which PNC agreed (i) to waive, through and including March 8, 2022, a cross default that would have occurred under the Credit Agreement and (ii) to other changes to the terms of the Credit Agreement. Also on that date, the Company entered into Amendment No. 1 to the 2025 Notes Forbearance Agreement with holders of more than 79% of its 2025 Notes to forbear until March 8, 2022 from enforcing, or taking any action to direct the 2025 Notes indenture trustee to enforce, their rights and remedies arising as a result of the missed interest payment.

Transfer of Credit Agreement

On March 9, 2022, the Company issued a press release announcing that PNC sold and assigned to certain holders of ION’s 2025 Notes (the “Purchasing Lenders”) all of PNC’s advances, rights, duties, obligations and commitments under the Credit Agreement, pursuant to the terms and conditions of that certain Master Commitment Transfer Supplement, dated as of March 7, 2022, among PNC and the Purchasing Lenders. A copy of that press release is attached hereto as Exhibit 99.1. In connection with such transfer, ION and certain of its affiliates, PNC and Ankura Trust Company, LLC (“Ankura”) entered into an Agency Transfer Agreement dated as of March 8, 2022, pursuant to which Ankura replaced PNC as agent under the Credit Agreement.  As part of the foregoing, ION agreed to release and indemnify PNC from any and all claims related to the Credit Agreement.

The foregoing descriptions of the Master Commitment Transfer Supplement and Agency Transfer Agreement do not purport to be complete and are subject to and qualified in their entirety by reference to the complete text of such agreements, copies of which are being filed as Exhibit 10.1 and Exhibit 10.2, respectively, hereto and are incorporated herein by reference.

First Amendment to the Second Forbearance and Seventh Amendment to Credit Agreement

In the same press release, ION announced that it had entered into a First Amendment to the Second Forbearance and Seventh Amendment (the “Amended Forbearance Agreement”) to the Credit Agreement with the Purchasing Lenders.  By the Amended Forbearance Agreement, the Purchasing Lenders have agreed to waive, through and including April 4, 2022, a cross default that would have occurred under the Credit Agreement by virtue of ION’s missing, and still not having paid, the interest payment on the 2025 Notes that was due on December 15, 2021.

The foregoing description of the Amended Forbearance Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the complete text of the Amended Forbearance Agreement, a copy of which is being filed as Exhibit 10.3 hereto and is incorporated herein by reference.

2025 Notes Forbearance Amendment

In the same press release, ION announced that it had entered into Amendment No. 2 to the Forbearance Agreement (the “2025 Notes Forbearance Agreement Amendment No. 2”) with holders of more than 79% of its 2025 Notes.  By the 2025 Notes Forbearance Agreement Amendment No. 2, the joining noteholders agree to forbear (subject to certain early termination events) until April 4, 2022 from enforcing, or taking any action to direct the 2025 Notes indenture trustee to enforce, their rights and remedies arising as a result of ION’s failure to make the December 15, 2021 interest payment due on the 2025 Notes.

The foregoing description of the 2025 Notes Forbearance Agreement Amendment No. 2 does not purport to be complete and is subject to and qualified in its entirety by reference to the complete text of the 2025 Notes Forbearance Agreement Amendment No. 2, a copy of which is being filed as Exhibit 10.4 hereto and is incorporated herein by reference.

ION remains in continuing discussions with the holders of its 2025 Notes and other indebtedness regarding various strategic alternatives to strengthen its financial position and maximize stakeholder value. These strategic alternatives include, among others, a sale or business combination transaction or sales of assets, any of which may be executed as part of an in-court or out-of-court restructuring process.

Item 2.03         Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 2.04         Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth in Item 1.01 above is incorporated herein by reference.

The information herein contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements may include information and other statements that are not of historical fact. Actual results may vary materially from those described in these forward-looking statements. All forward-looking statements reflect numerous assumptions and involve a number of risks and uncertainties. These risks and uncertainties include the risks associated with the timing and development of ION Geophysical Corporation's products and services; pricing pressure; decreased demand; changes in oil prices; agreements made or adhered to by members of OPEC and other oil producing countries to maintain production levels; the COVID-19 pandemic; the ultimate benefits of our completed restructuring transactions; political, execution, regulatory, and currency risks; the outcome or changes, if any, of our consideration of various strategic alternatives; and the impact to our liquidity in the current uncertain macroeconomic environment, including the war in Ukraine. For additional information regarding these various risks and uncertainties, see our Form 10-K for the year ended December 31, 2020, filed on February 12, 2021, and our Forms 10-Q for the quarters ended March 31, 2021, June 30, 2021, and September 30, 2021, filed on May 6, 2021, August 12, 2021, and November 3, 2021, respectively. Additional risk factors, which could affect actual results, are disclosed by the Company in its filings with the Securities and Exchange Commission (SEC), including its Form 10-K, Form 10-Qs and Form 8-Ks filed during the year. The Company expressly disclaims any obligation to revise or update any forward-looking statements.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Master Commitment Transfer Supplement, dated as of March 7, 2022
10.2	Agency Transfer Agreement dated as of March 8, 2022
10.3	First Amendment to the Second Forbearance and Seventh Amendment to the Credit Agreement, dated March 8, 2022
10.4	2025 Notes Forbearance Agreement Amendment No. 2, dated March 8, 2022
99.1	Press Release, dated March 9, 2022
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ION GEOPHYSICAL CORPORATION

By: /s/ Matthew Powers Matthew Powers Executive Vice President, General Counsel and Corporate Secretary
Date: March 9, 2022